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                                                                  EXHIBIT 10.63


                                    AMENDMENT

                  This AMENDMENT (the "Amendment"), dated as of February 19, 1999, to the Class A Option Agreement, dated as of January 12, 1999 (the "Class A Option Agreement"), is entered into among Brooke Group Ltd., a Delaware corporation ("Brooke"), Liggett & Myers Inc., a Delaware corporation ("LMI"), Liggett Group Inc., a Delaware corporation ("Liggett"), and Eve Holdings Inc., a Delaware corporation (the "Grantor", and together with Brooke, LMI and Liggett, the "Liggett Parties"), on the one hand, and Philip Morris Incorporated, a Virginia corporation ("PM"), on the other hand. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Class A Option Agreement.

                  WHEREAS, the Liggett Parties and PM are parties to the Class A Option Agreement pursuant to which, among other things, PM has certain due diligence rights with respect to the Marks; and

                  WHEREAS, the Liggett Parties and PM desire to amend the Class A Option Agreement to extend certain deadlines set forth therein which relate to PM's due diligence rights.

                  NOW, THEREFORE, in consideration of the mutual promises set forth herein and in the Class A Option Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. The references in paragraph (a) of Section 2.2 of the Class A Option Agreement to "the 10th day following HSR Clearance" and "the 30th day following HSR Clearance" are hereby being amended to refer to "the 17th day following HSR Clearance" and "the 37th day following HSR Clearance", respectively, and accordingly paragraph (a) of Section 2.2 of the Class A Option Agreement is hereby amended to read in its entirety as follows:

                  "(a) PM may conduct further due diligence with respect to the Marks from the date hereof until 5:00 P.M. (New York City time) on the 17th day following HSR Clearance (the "INITIAL DUE DILIGENCE Period"); PROVIDED, that in the event any information requested by PM in the course of its due diligence is withheld due to competitive considerations or otherwise, such information will be provided to PM by the Liggett Parties no later than 5:00 P.M. (New York City time) on the 17th day following HSR Clearance, and PM may continue its due diligence until 5:00 P.M. (New York City time) on the 37th day following HSR Clearance (such period, the "EXTENDED DUE DILIGENCE PERIOD" and together with the Initial Due Diligence Period, the "DUE DILIGENCE PERIOD")."

                  2. The reference to "90 days" contained in the PROVISO in
Section 2.5 of the Class A Option Agreement is hereby being amended to refer to the "83 days" and accordingly Section 2.5 of the Class A Option Agreement is hereby amended to read in its entirety as follows:

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                  "Section 2.5. NOTICE OF EXERCISE; CLOSING. In order to
         exercise the Class A Option, a Class A Optionholder must give written notice ( a "NOTICE OF EXERCISE") to the Liggett Parties reciting its intention to exercise the Class A Option and setting forth the time and place of the closing (the "CLOSING"); PROVIDED that the date of the Closing set forth in such Notice of Exercise may not be more than 83 days from the date thereof. At the Closing, the events set forth in
         Section 2.7 of the LLC Agreement shall also occur or have occurred. Notwithstanding the foregoing and for the avoidance of doubt the failure of any such event to occur is not a condition to the Closing unless set forth in Article VII or Article VIII hereof."

                  3. The foregoing amendments to paragraph (a) of Section 2.2 and to Section 2.5 of the Class A Option Agreement are, and shall be deemed for all purposes to be, effective on the date hereof.

                  4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  5. Except as expressly amended hereby, the Class A Option Agreement shall continue in full force and effect in accordance with the provisions thereof.

                  6. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.



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                  IN WITNESS WHEREOF, this Amendment has been signed by or on behalf of each of the parties as of the day first written above.



                                    BROOKE GROUP LTD.



                                    By: /s/ Bennett S. LeBow
                                        ---------------------------------------
                                        Name:       Bennett S. LeBow
                                        Title:      Chairman of the Board and
                                                     President



                                    LIGGETT & MYERS INC.



                                    By: /s/ Samuel M. Veasey
                                        ---------------------------------------
                                        Name:       Samuel M. Veasey
                                        Title:      Vice President



                                    LIGGETT GROUP INC.



                                    By: /s/ Samuel M. Veasey
                                        ---------------------------------------
                                        Name:       Samuel M. Veasey
                                        Title:      Senior Vice President



                                    EVE HOLDINGS INC.



                                    By: /s/ Bennett S. LeBow
                                        ---------------------------------------
                                        Name:       Bennett S. LeBow
                                        Title:      Chairman of the Board and
                                                     President

                                    PHILIP MORRIS INCORPORATED

                                    By: /s/ Michael Szymanczyk
                                        ---------------------------------------
                                        Name:       Michael Szymanczyk
                                        Title:      President




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